   As filed with the Securities and Exchange Commission on December 11, 1996


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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  DECEMBER 5, 1996



                      EQUITY RESIDENTIAL PROPERTIES TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            MARYLAND                    1-12252                  36-3877868
  (STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)     FILE NUMBER)           IDENTIFICATION NO.)


       TWO NORTH RIVERSIDE PLAZA, SUITE 450                           60606
                CHICAGO, ILLINOIS                                  (ZIP CODE)
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



      Registrant's telephone number, including area code:  (312) 474-1300


                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.   Financial Statements, Pro forma Financial Information and Exhibits



    Exhibit
    Number     Exhibit
    -------    -------

      1 Terms Agreement dated December 5, 1996, which incorporates the terms and provisions of Equity Residential Properties Trust (a Maryland real estate investment trust) -- Common Shares of Beneficial Interest, Preferred Shares of Beneficial Interest and Depositary Shares -- Standard Underwriting Provisions, dated December 2, 1996, each of which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-12211, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

      5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-12211, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  December 11, 1996               By:  /s/  Bruce C. Strohm
                                           -----------------------------------
                                           Bruce C. Strohm, Secretary, Executive
                                           Vice President and General Counsel


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